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                                                                    EXHIBIT 10.3


                                  iMANAGE, INC.
                        1999 EMPLOYEE STOCK PURCHASE PLAN


         1. ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

                  1.1 ESTABLISHMENT. This 1999 Employee Stock Purchase Plan (the "PLAN") is hereby established effective as of the effective date of the initial registration by the Company of its Stock under Section 12 of the Securities Exchange Act of 1934, as amended (the "EFFECTIVE DATE").

                  1.2 PURPOSE. The purpose of the Plan is to advance the interests of Company and its stockholders by providing an incentive to attract, retain and reward Eligible Employees of the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan provides such Eligible Employees with an opportunity to acquire a proprietary interest in the Company through the purchase of Stock. The Company intends that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code.

                  1.3 TERM OF PLAN. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued.

         2. DEFINITIONS AND CONSTRUCTION.

                  2.1 DEFINITIONS. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. Whenever used herein, the following terms shall have their respective meanings set forth below:

                           (a) "BOARD" means the Board of Directors of the
Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

                           (b) "CODE" means the Internal Revenue Code of 1986,
as amended, and any applicable regulations promulgated thereunder.

                           (c) "COMMITTEE" means a committee of the Board duly
appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                           (d) "COMPANY" means iManage, Inc., a Delaware
corporation, or any successor corporation thereto.



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                           (e) "COMPENSATION" means, with respect to any
Offering Period, base wages or salary paid in cash during such Offering Period before deduction for any contributions to any plan maintained by a Participating Company and described in Section 401(k) or Section 125 of the Code. Compensation shall not include commissions, overtime, bonuses, annual awards, other incentive payments, shift premiums, reimbursements of expenses, allowances, long-term disability, workers' compensation or any amount deemed received without the actual transfer of cash or any amounts directly or indirectly paid pursuant to the Plan or any other stock purchase or stock option plan, or any other compensation not included above.

                           (f) "ELIGIBLE EMPLOYEE" means an Employee who meets
the requirements set forth in Section 5 for eligibility to participate in the Plan.

                           (g) "EMPLOYEE" means a person treated as an employee
of a Participating Company for purposes of Section 423 of the Code. A Participant shall be deemed to have ceased to be an Employee either upon an actual termination of employment or upon the corporation employing the Participant ceasing to be a Participating Company. For purposes of the Plan, an individual shall not be deemed to have ceased to be an Employee while such individual is on any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event an individual's leave of absence exceeds ninety (90) days, the individual shall be deemed to have ceased to be an Employee on the ninety-first (91st) day of such leave unless the individual's right to reemployment with the Participating Company Group is guaranteed either by statute or by contract. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's participation in or other rights, if any, under the Plan as of the time of the Company's determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any governmental agency subsequently makes a contrary determination.

                           (h) "ENTRY DATE" means (i) the Offering Date of an
Offering Period, or (ii) with respect to persons who first become Eligible Employees after the commencement of the Initial Offering Period (as defined in Section 6.1 below) but prior to the commencement of the final Purchase Period of the Initial Offering Period, the first day of the Purchase Period following the date on which such person becomes an Eligible Employee. Notwithstanding the foregoing, in the event that the Fair Market Value of a share of Stock on the first, second or third Purchase Date of the Initial Offering Period is less than the Fair Market Value of a share of Stock on the Entry Date for a Participant who was participating in the Offering as of such Purchase Date, the Entry Date for such Participant for the remainder of the Offering shall be the first day of the next Purchase Period immediately following such Purchase Date.

                           (i) "FAIR MARKET VALUE" means, as of any date, if
there is then a public market for the Stock, the closing price of a share of Stock (or the mean of the closing bid and asked prices if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the


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Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion. If, as of any date, there is then no public market for the Stock, the Fair Market Value on any relevant date shall be as determined by the Board. Notwithstanding the foregoing, the Fair Market Value per share of Stock on the Effective Date shall be deemed to be the public offering price set forth in the final prospectus filed with the Securities and Exchange Commission in connection with the initial public offering of the Stock.

                           (j) "OFFERING" means an offering of Stock as provided
in Section 6.

                           (k) "OFFERING DATE" means, for any Offering, the
first day of the Offering Period with respect to such Offering.

                           (l) "OFFERING PERIOD" means a period established in
accordance with Section 6.1.

                           (m) "PARENT CORPORATION" means any present or future
"parent corporation" of the Company, as defined in Section 424(e) of the Code.

                           (n) "PARTICIPANT" means an Eligible Employee who has
become a participant in an Offering Period in accordance with Section 7 and remains a participant in accordance with the Plan.

                           (o) "PARTICIPATING COMPANY" means the Company or any
Parent Corporation or Subsidiary Corporation designated by the Board as a corporation the Employees of which may, if Eligible Employees, participate in the Plan. The Board shall have the sole and absolute discretion to determine from time to time which Parent Corporations or Subsidiary Corporations shall be Participating Companies.

                           (p) "PARTICIPATING COMPANY GROUP" means, at any point
in time, the Company and all other corporations collectively which are then Participating Companies.

                           (q) "PURCHASE DATE" means the last day of (i) any
Purchase Period during the Initial Offering Period, or (ii) an Offering Period which begins after the Initial Offering Period.

                           (r) "PURCHASE PERIOD" means a period established in
accordance with Section 6.2.

                           (s) "PURCHASE PRICE" means the price at which a share
of Stock may be purchased under the Plan, as determined in accordance with
Section 9.

                           (t) "PURCHASE RIGHT" means an option granted to a
Participant pursuant to the Plan to purchase such shares of Stock as provided in
Section 8, which the Participant may or may not exercise during the Offering Period in which such option is outstanding. Such option arises from the right of a Participant to withdraw any accumulated payroll deductions of the Participant not previously applied to the purchase of Stock under the Plan and to terminate participation in the Plan at any time during an Offering Period.



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                           (u) "STOCK" means the common stock of the Company, as
adjusted from time to time in accordance with Section 4.2.

                           (v) "SUBSCRIPTION AGREEMENT" means a written
agreement in such form as specified by the Company, stating an Employee's election to participate in the Plan and authorizing payroll deductions under the Plan from the Employee's Compensation.

                           (w) "SUBSCRIPTION DATE" means the last business day
prior to an Entry Date or such other date as the Company shall establish.

                           (x) "SUBSIDIARY CORPORATION" means any present or
future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

                  2.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

         3. ADMINISTRATION.

                  3.1 ADMINISTRATION BY THE BOARD. The Plan shall be administered by the Board. All questions of interpretation of the Plan, of any form of agreement or other document employed by the Company in the administration of the Plan, or of any Purchase Right shall be determined by the Board and shall be final and binding upon all persons having an interest in the Plan or the Purchase Right. Subject to the provisions of the Plan, the Board shall determine all of the relevant terms and conditions of Purchase Rights granted pursuant to the Plan; provided, however, that all Participants granted Purchase Rights pursuant to the Plan shall have the same rights and privileges within the meaning of Section 423(b)(5) of the Code. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

                  3.2 AUTHORITY OF OFFICERS. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the officer has apparent authority with respect to such matter, right, obligation, determination or election.

                  3.3 POLICIES AND PROCEDURES ESTABLISHED BY THE COMPANY. The Company may, from time to time, consistent with the Plan and the requirements of
Section 423 of the Code, establish, change or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its sole discretion, for the proper administration of the Plan, including, without limitation, (a) a minimum payroll deduction amount required for participation in an Offering, (b) a limitation on the frequency or number of changes permitted in the rate of payroll deduction during an Offering, (c) an exchange ratio applicable to amounts withheld in a currency other than United States dollars, (d) a payroll deduction greater than or less than the amount designated by a Participant in order to adjust for the Company's delay or mistake in processing a Subscription Agreement or in otherwise effecting a Participant's election under the Plan or as advisable to comply with the requirements


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of Section 423 of the Code, and (e) determination of the date and manner by which the Fair Market Value of a share of Stock is determined for purposes of administration of the Plan.

         4. SHARES SUBJECT TO PLAN.

                  4.1 MAXIMUM NUMBER OF SHARES ISSUABLE. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be five hundred thousand (500,000), cumulatively increased on January 1, 2001 and each January 1 thereafter until and including January 1, 2009 by an amount equal to the lesser of (a) two percent (2%) of the issued and outstanding shares of Stock as of the preceding December 31, (b) five hundred thousand (500,000) shares, or (c) a lesser amount of shares determined by the Board, and shall consist of authorized but unissued or reacquired shares of Stock, or any combination thereof. If an outstanding Purchase Right for any reason expires or is terminated or canceled, the shares of Stock allocable to the unexercised portion of such Purchase Right shall again be available for issuance under the Plan.

                  4.2 ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, or in the event of any merger (including a merger effected for the purpose of changing the Company's domicile), sale of assets or other reorganization in which the Company is a party, appropriate adjustments shall be made in the number and class of shares subject to the Plan and each Purchase Right and in the Purchase Price. If a majority of the shares which are of the same class as the shares that are subject to outstanding Purchase Rights are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the outstanding Purchase Rights to provide that such Purchase Rights are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the Purchase Price of, the outstanding Purchase Rights shall be adjusted in a fair and equitable manner, as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the Purchase Price be decreased to an amount less than the par value, if any, of the stock subject to the Purchase Right. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

         5. ELIGIBILITY.

                  5.1 EMPLOYEES ELIGIBLE TO PARTICIPATE. Each Employee of a Participating Company is eligible to participate in the Plan and shall be deemed an Eligible Employee, except the following:

                           (a) Any Employee who is customarily employed by the
Participating Company Group for less than twenty (20) hours per week; or

                           (b) Any Employee who is customarily employed by the
Participating Company Group for not more than five (5) months in any calendar year.



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                  5.2 EXCLUSION OF CERTAIN STOCKHOLDERS. Notwithstanding any
provision of the Plan to the contrary, no Employee shall be granted a Purchase Right under the Plan if, immediately after such grant, such Employee would own or hold options to purchase stock of the Company or of any Parent Corporation or Subsidiary Corporation possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of such corporation, as determined in accordance with Section 423(b)(3) of the Code. For purposes of this Section 5.2, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of such Employee.

         6. OFFERINGS.

                  6.1 OFFERING PERIODS.

                           (a) INITIAL OFFERING PERIOD. The Plan shall be
implemented by sequential Offerings (an "OFFERING PERIOD"). The first Offering Period shall commence on the Effective Date and end on the last day of January, 2002 (the "INITIAL OFFERING PERIOD").

                           (b) SUBSEQUENT OFFERING PERIODS. After the completion
of the Initial Offering Period, subsequent Offerings shall commence on the first day of February and August of each year and end on the last day of July and January, respectively, occurring thereafter, and will have a duration of approximately six (6) months.

                  6.2 PURCHASE PERIODS. The Initial Offering Period shall consist of four (4) consecutive Purchase Periods of approximately six (6) months duration. Purchase Periods shall commence on the Effective Date, August 1, 2000, February 1, 2001 and August 1, 2001. Purchase Periods beginning on the first day of February and August shall end on the last day of July and January, respectively, occurring thereafter. The Purchase Period commencing on the Effective Date shall end on July 31, 2000.

                  6.3 DISCRETION TO VARY DURATION. Notwithstanding the foregoing, the Board may establish a different duration for one or more Offering Periods or Purchase Periods or different commencing or ending dates for such periods; provided, however, that no Offering Period may have a duration exceeding twenty-seven (27) months. If the first or last day of an Offering Period or a Purchase Period is not a day on which the national securities exchanges or Nasdaq Stock Market are open for trading, the Company shall specify the trading day that will be deemed the first or last day, as the case may be, of the period.

         7. PARTICIPATION IN THE PLAN.

                  7.1 INITIAL PARTICIPATION. An Eligible Employee may become a Participant in an Offering Period by delivering a properly completed Subscription Agreement to the Company not later than the close of business for such office on the Subscription Date established by the Company for the applicable Entry Date. An Eligible Employee who does not deliver a properly completed Subscription Agreement to the Company's designated office on or before the Subscription Date shall not participate in that Offering Period or any subsequent Offering Period unless such Eligible Employee subsequently delivers a properly completed Subscription Agreement to the appropriate office of the Company on or before the Subscription Date for such subsequent Offering Period. An Employee who becomes an Eligible Employee after the



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Offering Date of an Offering Period (other than the Initial Offering Period)
shall not be eligible to participate in such Offering Period but may participate in any subsequent Offering Period provided such Employee is still an Eligible Employee as of the Offering Date of such subsequent Offering Period.

                  7.2 CONTINUED PARTICIPATION. A Participant shall automatically participate in the next Offering Period commencing immediately after the final Purchase Date of each Offering Period in which the Participant participates provided that such Participant remains an Eligible Employee on the Offering Date of the new Offering Period and has not either (a) withdrawn from the Plan pursuant to Section 10.7 or (b) terminated employment as provided in Section 13. A Participant who may automatically participate in a subsequent Offering Period, as provided in this Section, is not required to deliver any additional Subscription Agreement for the subsequent Offering Period in order to continue participation in the Plan. However, a Participant may deliver a new Subscription Agreement for a subsequent Offering Period in accordance with the procedures set forth in Section 7.1 if the Participant desires to change any of the elections contained in the Participant's then effective Subscription Agreement.

         8. RIGHT TO PURCHASE SHARES.

                  8.1 GRANT OF PURCHASE RIGHT. Except as set forth below, on the Offering Date of each Offering Period, each Participant in such Offering Period shall be granted automatically, on his or her Entry Date, a Purchase Right consisting of an option to purchase, on each Purchase Date within such Offering Period, that number of whole shares of Stock determined by dividing the aggregate payroll deductions collected from the Participant by the applicable Purchase Price on such Purchase Date; provided, that no Participant may purchase more than two thousand five hundred (2,500) shares of Stock on any Purchase Date.

                  8.2 CALENDAR YEAR PURCHASE LIMITATION. Notwithstanding any provision of the Plan to the contrary, no Participant shall be granted a Purchase Right which permits his or her right to purchase shares of Stock under the Plan to accrue at a rate which, when aggregated with such Participant's rights to purchase shares under all other employee stock purchase plans of a Participating Company intended to meet the requirements of Section 423 of the Code, exceeds Twenty-Five Thousand Dollars ($25,000) in Fair Market Value (or such other limit, if any, as may be imposed by the Code) for each calendar year in which such Purchase Right is outstanding at any time. For purposes of the preceding sentence, the Fair Market Value of shares purchased during a given Offering Period shall be determined as of the Entry Date for such Offering Period. The limitation described in this Section shall be applied in conformance with applicable regulations under Section 423(b)(8) of the Code.

         9. PURCHASE PRICE.

                  The Purchase Price at which each share of Stock may be acquired in an Offering Period upon the exercise of all or any portion of a Purchase Right shall be established by the Board; provided, however, that the Purchase Price shall not be less than eighty-five percent (85%) of the lesser of
(a) the Fair Market Value of a share of Stock on the Participant's Entry Date of the Offering Period or (b) the Fair Market Value of a share of Stock on the Purchase Date. Unless otherwise provided by the Board prior to the commencement of an Offering



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Period, the Purchase Price for that Offering Period shall be eighty-five percent
(85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Participant's Entry Date of the Offering Period, or (b) the Fair Market Value of a share of Stock on the Purchase Date.

         10. ACCUMULATION OF PURCHASE PRICE THROUGH PAYROLL DEDUCTION.

                  Shares of Stock acquired pursuant to the exercise of all or any portion of a Purchase Right may be paid for only by means of payroll deductions from the Participant's Compensation accumulated during the Offering Period for which such Purchase Right was granted, subject to the following:

                  10.1 AMOUNT OF PAYROLL DEDUCTIONS. Except as otherwise provided herein, the amount to be deducted under the Plan from a Participant's Compensation on each payday during an Offering Period (after the Participant's Entry Date) shall be determined by the Participant's Subscription Agreement. The Subscription Agreement shall set forth the percentage of the Participant's Compensation to be deducted on each payday during an Offering Period (after the Participant's Entry Date) in whole percentages of not less than one percent (1%) (except as a result of an election pursuant to Section 10.3 to stop payroll deductions made effective following the first payday during an Offering after the Participant's Entry Date) or more than fifteen percent (15%). Notwithstanding the foregoing, the Board may change the limits on payroll deductions effective as of any future Offering Date.

                  10.2 COMMENCEMENT OF PAYROLL DEDUCTIONS. Payroll deductions shall commence on the first payday following the Entry Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided herein.

                  10.3 ELECTION TO CHANGE OR STOP PAYROLL DEDUCTIONS. During an Offering Period, a Participant may elect to increase or decrease the rate of or to stop deductions from his or her Compensation by delivering to the Company an amended Subscription Agreement authorizing such change on or before the "Change Notice Date." The "CHANGE NOTICE DATE" shall be a date prior to the beginning of the first pay period for which such election is to be effective as established by the Company from time to time and announced to the Participants. A Participant who elects to decrease the rate of his or her payroll deductions to zero percent (0%) shall nevertheless remain a Participant in the current Offering Period unless such Participant withdraws from the Plan as provided in
Section 12.1.

                  10.4 ADMINISTRATIVE SUSPENSION OF PAYROLL DEDUCTIONS. The Company may, in its sole discretion, suspend a Participant's payroll deductions under the Plan as the Company deems advisable to avoid accumulating payroll deductions in excess of the amount that could reasonably be anticipated to purchase the maximum number of shares of Stock permitted during a calendar year under the limit set forth in Section 8.2. Payroll deductions shall be resumed at the rate specified in the Participant's then effective Subscription Agreement at the beginning of the next Purchase Period the Purchase Date of which falls in the following calendar year.

                  10.5 PARTICIPANT ACCOUNTS. Individual bookkeeping accounts shall be maintained for each Participant. All payroll deductions from a Participant's Compensation shall be credited to such Participant's Plan account and shall be deposited with the general funds of



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the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

                  10.6 NO INTEREST PAID. Interest shall not be paid on sums deducted from a Participant's Compensation pursuant to the Plan.

                  10.7 VOLUNTARY WITHDRAWAL FROM PLAN ACCOUNT. A Participant may withdraw all or any portion of the payroll deductions credited to his or her Plan account and not previously applied toward the purchase of Stock by delivering to the Company a written notice on a form provided by the Company for such purpose. A Participant who withdraws the entire remaining balance credited to his or her Plan account shall be deemed to have withdrawn from the Plan in accordance with Section 12.1. Amounts withdrawn shall be returned to the Participant as soon as practicable after the withdrawal and may not be applied to the purchase of shares in any Offering under the Plan. The Company may from time to time establish or change limitations on the frequency of withdrawals permitted under this Section, establish a minimum dollar amount that must be retained in the Participant's Plan account, or terminate the withdrawal right provided by this Section.

         11. PURCHASE OF SHARES.

                  11.1 EXERCISE OF PURCHASE RIGHT. On each Purchase Date, each Participant who has not withdrawn from the Plan and whose participation in the Offering has not terminated before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant's Purchase Right the number of whole shares of Stock determined by dividing (a) the total amount of the Participant's payroll deductions accumulated in the Participant's Plan account during the Purchase Period and not previously applied toward the purchase of Stock by (b) the Purchase Price. No shares of Stock shall be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or the Plan has terminated before such Purchase Date.

                  11.2 PRO RATA ALLOCATION OF SHARES. In the event that the number of shares of Stock which might be purchased by all Participants in the Plan on a Purchase Date exceeds the number of shares of Stock available in the Plan as provided in Section 4.1, the Company shall make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as the Company shall determine to be equitable. Any fractional share resulting from such pro rata allocation to any Participant shall be disregarded.

                  11.3 DELIVERY OF CERTIFICATES. As soon as practicable after each Purchase Date, the Company shall arrange the delivery to each Participant, as appropriate, of a certificate representing the shares acquired by the Participant on such Purchase Date; provided that the Company may deliver such shares to a broker that holds such shares in street name for the benefit of the Participant. Shares to be delivered to a Participant under the Plan shall be registered in the name of the Participant, or, if requested by the Participant, in the name of the Participant and his or her spouse, or, if applicable, in the names of the heirs of the Participant.

                  11.4 RETURN OF CASH BALANCE. Any cash balance remaining in a Participant's Plan account following any Purchase Date shall be refunded to the Participant as soon as



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practicable after such Purchase Date. However, if the cash to be returned to a
Participant pursuant to the preceding sentence is an amount less than the amount that would have been necessary to purchase an additional whole share of Stock on such Purchase Date, the Company may retain such amount in the Participant's Plan account to be applied toward the purchase of shares of Stock in the subsequent Purchase Period or Offering Period, as the case may be.

                  11.5 TAX WITHHOLDING. At the time a Participant's Purchase Right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Stock he or she acquires under the Plan, the Participant shall make adequate provision for the foreign, federal, state and local tax withholding obligations of the Participating Company Group, if any, which arise upon exercise of the Purchase Right or upon such disposition of shares, respectively. The Participating Company Group may, but shall not be obligated to, withhold from the Participant's compensation the amount necessary to meet such withholding obligations.

                  11.6 EXPIRATION OF PURCHASE RIGHT. Any portion of a Participant's Purchase Right remaining unexercised after the end of the Offering Period to which the Purchase Right relates shall expire immediately upon the end of the Offering Period.

                  11.7 REPORTS TO PARTICIPANTS. Each Participant who has exercised all or part of his or her Purchase Right shall receive, as soon as practicable after the Purchase Date, a report of such Participant's Plan account setting forth the total payroll deductions accumulated prior to such exercise, the number of shares of Stock purchased, the Purchase Price for such shares, the date of purchase and the cash balance, if any, remaining immediately after such purchase that is to be refunded or retained in the Participant's Plan account pursuant to Section 11.4. The report required by this Section may be delivered in such form and by such means, including by electronic transmission, as the Company may determine.

         12. WITHDRAWAL FROM OFFERING OR PLAN.

                  12.1 VOLUNTARY WITHDRAWAL FROM THE PLAN. A Participant may withdraw from the Plan by signing and delivering to the Company a written notice of withdrawal on a form provided by the Company for such purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period; provided, however, that if a Participant withdraws from the Plan after the Purchase Date of a Purchase Period, the withdrawal shall not affect shares of Stock acquired by the Participant on such Purchase Date. A Participant who voluntarily withdraws from the Plan is prohibited from resuming participation in the Plan in the same Offering from which he or she withdrew, but may participate in any subsequent Offering by again satisfying the requirements of Sections 5 and 7.1. The Company may impose a requirement that the notice of withdrawal from the Plan be on file with the Company for a reasonable period prior to the effectiveness of the Participant's withdrawal.

                  12.2 RETURN OF PAYROLL DEDUCTIONS. Upon a Participant's voluntary withdrawal from the Plan pursuant to Section 12.1, the Participant's accumulated payroll deductions which have not been applied toward the purchase of shares of Stock shall be refunded to the Participant as soon as practicable after the withdrawal, without the payment of any interest, and the Participant's interest in the Plan or the Offering, as applicable, shall terminate.



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Such accumulated payroll deductions to be refunded in accordance with this
Section may not be applied to any other Offering under the Plan.

         13. TERMINATION OF EMPLOYMENT OR ELIGIBILITY.

                  Upon a Participant's ceasing, prior to a Purchase Date, to be an Employee of the Participating Company Group for any reason, including retirement, disability or death, or the failure of a Participant to remain an Eligible Employee, the Participant's participation in the Plan shall terminate immediately. In such event, the payroll deductions credited to the Participant's Plan account since the last Purchase Date shall, as soon as practicable, be returned to the Participant or, in the case of the Participant's death, to the Participant's legal representative, and all of the Participant's rights under the Plan shall terminate. Interest shall not be paid on sums returned pursuant to this Section 13. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by again satisfying the requirements of Sections 5 and 7.1.

         14. CHANGE IN CONTROL.

                  14.1 DEFINITIONS.

                           (a) An "OWNERSHIP CHANGE EVENT" shall be deemed to
have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

                           (b) A "CHANGE IN CONTROL" shall mean an Ownership
Change Event or a series of related Ownership Change Events (collectively, the "TRANSACTION") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "TRANSFEREE CORPORATION(S)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

                  14.2 EFFECT OF CHANGE IN CONTROL ON PURCHASE RIGHTS. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), may assume the Company's rights and obligations under the Plan. If the Acquiring Corporation elects not to assume the Company's rights and obligations under outstanding Purchase Rights, the Purchase Date of the then current Purchase Period shall be accelerated to a date before the date of the Change in Control specified by the Board, but the number of shares of Stock subject to outstanding Purchase Rights shall not be adjusted. All Purchase Rights which are neither assumed by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control.

         15. NONTRANSFERABILITY OF PURCHASE RIGHTS.

                  A Purchase Right may not be transferred in any manner otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.

         16. COMPLIANCE WITH SECURITIES LAW.

                  The issuance of shares under the Plan shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. A Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any securities exchange or market system upon which the Stock may then be listed. In addition, no Purchase Right may be exercised unless
(a) a registration statement under the Securities Act of 1933, as amended, shall at the time of exercise of the Purchase Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of said Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

         17. RIGHTS AS A STOCKHOLDER AND EMPLOYEE.

                  A Participant shall have no rights as a stockholder by virtue of the Participant's participation in the Plan until the date of the issuance of a certificate for the shares purchased pursuant to the exercise of the Participant's Purchase Right (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 4.2. Nothing herein shall confer upon a Participant any right to continue in the employ of the Participating Company Group or interfere in any way with any right of the Participating Company Group to terminate the Participant's employment at any time.

         18. LEGENDS.

                  The Company may at any time place legends or other identifying symbols referencing any applicable federal, state or foreign securities law restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing shares of Stock issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include but shall not be limited to the following:

         "THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON THE PURCHASE OF SHARES UNDER AN EMPLOYEE STOCK PURCHASE PLAN AS DEFINED IN SECTION 423 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER HEREOF. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE PLAN IN THE REGISTERED HOLDER'S NAME (AND NOT IN THE NAME OF ANY NOMINEE)."

         19. NOTIFICATION OF SALE OF SHARES.

                  The Company may require the Participant to give the Company prompt notice of any disposition of shares acquired by exercise of a Purchase Right within two (2) years from the date of granting such Purchase Right or one
(1) year from the date of exercise of such Purchase Right. The Company may require that until such time as a Participant disposes of shares acquired upon exercise of a Purchase Right, the Participant shall hold all such shares in the Participant's name (or, if elected by the Participant, in the name of the Participant and his or her spouse but not in the name of any nominee) until the lapse of the time periods with respect to such Purchase Right referred to in the preceding sentence. The Company may direct that the certificates evidencing shares acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.

         20. NOTICES.

                  All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         21. INDEMNIFICATION.

                  In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

         22. AMENDMENT OR TERMINATION OF THE PLAN.

                  The Board may at any time amend or terminate the Plan, except that (a) such termination shall not affect Purchase Rights previously granted under the Plan, provided that the Board may terminate the Plan (and any Offering thereunder) on any Purchase Date if the Board determines that such termination is in the best interests of the Company and its stockholders except as permitted under the Plan, and (b) no amendment may adversely affect a Purchase Right previously granted under the Plan (except to the extent permitted by the Plan or as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to Section 423 of the Code or to obtain qualification or registration of the shares of Stock under applicable federal, state or foreign securities laws). In addition, an amendment to the Plan must be approved by the stockholders of the Company within twelve (12) months of the adoption of such amendment if such amendment would authorize the sale of more shares than are authorized for issuance under the Plan or would change the definition of the corporations that may be designated by the Board as Participating Companies.

                                  iMANAGE, INC.
                        1999 EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT


NAME (Please print):____________________________________________________________
                    (Last)              (First)                        (Middle)
ADDRESS: _______________________________________________________________________

MY SOCIAL SECURITY NUMBER:  ____________________________________________________

[ ]      Original Application for the Offering Period beginning_________, 199__.

[ ]      Change in Payroll Deduction rate effective with the pay period ending
         ___________________, 199__.

         I hereby elect to participate in the 1999 Employee Stock Purchase Plan (the "PLAN") of iManage, Inc. (the "COMPANY") and subscribe to purchase shares of the Company's Stock in accordance with this Subscription Agreement and the Plan.

         I hereby authorize payroll deductions in the amount of ________ percent (in whole percentages not less than 1% or more than 15%) of my "Compensation" on each payday throughout the "OFFERING PERIOD" in accordance with the Plan. I understand that these payroll deductions will be accumulated for the purchase of shares of Stock at the applicable purchase price determined in accordance with the Plan. I understand that, except as otherwise provided by the Plan, I will automatically purchase shares on each Purchase Date under the Plan unless I withdraw from the Plan by giving written notice on a form provided by the Company or unless my employment terminates.

         I understand that I will automatically participate in each subsequent Offering that commences immediately after the last day of an Offering in which I am participating until I withdraw from the Plan by giving written notice on a form provided by the Company or my employment terminates.

         Shares I purchase under the Plan should be issued in the name(s) set forth below. (Shares may be issued in the participant's name alone or together with the participant's spouse as community property or in joint tenancy.)

         NAME(S):_______________________________________________________________

         [ ]  In my name alone    [ ]  Community Property      [ ] Joint Tenancy

         I agree to make adequate provision for the federal, state, local and foreign tax withholding obligations, if any, which may arise upon my purchase of shares under the Plan and/or my disposition of such shares. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet such withholding obligations.

         I agree that while I hold shares acquired under the Plan, unless otherwise permitted by the Company, I will hold such shares in the name(s) entered above (and not in the name of any nominee). This restriction only applies to the name(s) in which shares are held and does not affect my ability to dispose of Plan shares.

         THE TAX TREATMENT OF A DISPOSITION OF PLAN SHARES (INCLUDING A GIFT) DEPENDS ON WHEN THE DISPOSITION OCCURS. I AGREE THAT I WILL NOTIFY THE CHIEF FINANCIAL OFFICER OF THE COMPANY IN WRITING WITHIN 30 DAYS AFTER ANY DISPOSITION OF PLAN SHARES THAT OCCURS WITHIN 2 YEARS AFTER THE ENTRY DATE OR 1 YEAR AFTER THE PURCHASE DATE (A "DISQUALIFYING DISPOSITION"). I FURTHER AGREE THAT IF I DO NOT RESPOND WITHIN 30 DAYS TO A COMPANY SURVEY DELIVERED TO ME REQUESTING INFORMATION ABOUT A POSSIBLE DISQUALIFYING DISPOSITION, THE COMPANY MAY (1) TREAT MY NONRESPONSE AS MY NOTICE TO THE COMPANY THAT A DISQUALIFYING DISPOSITION OCCURRED, AND (2) REPORT THE ORDINARY INCOME I MUST RECOGNIZE AS A RESULT OF THE DISQUALIFYING DISPOSITION TO THE INTERNAL REVENUE SERVICE.

         I am familiar with the provisions of the Plan and agree to participate in the Plan subject to all of its provisions. I understand that the Board of Directors of the Company reserves the right to terminate the Plan or to amend the Plan and my right to purchase stock under the Plan to the extent provided by the Plan. I understand that the effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.


Date: _______________________        Signature: ________________________________
                                  iMANAGE, INC.
                        1999 EMPLOYEE STOCK PURCHASE PLAN
                              NOTICE OF WITHDRAWAL


NAME (Please print):____________________________________________________________
                    (Last)               (First)                        (Middle)

         I hereby elect to withdraw from the Offering under iManage, Inc. 1999 Employee Stock Purchase Plan (the "PLAN") which began on
_________________________, 19____ and in which I am currently participating (the "CURRENT OFFERING").

         ELECT EITHER A OR B BELOW:

[ ]      A.       I elect to terminate immediately my participation in the
                  Current Offering and in the Plan.

                  I request that the Company cease all further payroll deductions from my Compensation under the Plan (provided that I have given sufficient notice prior to the next payday). I request that all payroll deductions credited to my account under the Plan (if any) not previously used to purchase shares under the Plan shall not be used to purchase shares on the next Purchase Date of the Current Offering. Instead, I request that all such amounts be paid to me as soon as practicable. I understand that this election immediately terminates my interest in the Current Offering and in the Plan.

[ ]      B.       I elect to terminate my participation in the Current Offering and in the Plan following my purchase of shares on next
                  Purchase Date of the Current Offering.

                  I request that the Company cease all further payroll deductions from my Compensation under the Plan (provided that I have given sufficient notice prior to the next payday). I request that all payroll deductions credited to my account under the Plan (if any) not previously used to purchase shares under the Plan shall be used to purchase shares on the next Purchase Date of the Current Offering to the extent permitted by the Plan. I understand that this election will terminate my interest in the Current Offering and in the Plan immediately following such purchase. I request that any cash balance remaining in my account under the Plan after my purchase of shares be paid to me as soon as practicable.

         I understand that by making this election I am terminating my interest in the Plan and that no further payroll deductions will be made (provided that I have given sufficient notice prior to the next payday) unless I elect in accordance with the Plan to become a participant in another Offering under the Plan by filing a new Subscription Agreement with the Company.


Date: ______________________________    Signature: _____________________________